UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 15, 2014
(Date of earliest event reported)

PUISSANT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	333-17422	27-0543309
(State of or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 Whitley Street, London, Kentucky	40743
(Address of principal executive offices)	(Zip Code)

(606) 864-3161
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

The registrant, Puissant Industries, Inc. is referred to herein as “we”, “our” or “us” or the “Company”.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 15, 2014, we filed a Form 8-K under Item 4.01 stating that we have approved the engagement of Terry L. Johnson, CPA (“Terry Johnson”), as our auditor, effective immediately, and thereby dismissed Patrick Rodgers, CPA, PA (“Patrick Rodgers”) from that role. We are filing an amendment to our Form 8-K to disclose that after the dismissal of Patrick Rodgers and the engagement of Terry Johnson on January 15, 2014, on March 6, 2014, the Public Company Accounting Board (“PCAOB”), took the following actions against our prior auditor, Patrick Rodgers: (a) pursuant to Section 105(c)(4)(E) of the Sarbanes-Oxley Act of 2002 (the “Act’), Patrick Rodgers is censured; (b) pursuant to Section 105©(4)(B) of the Act and PCAOB Rule 5300(a)(2), Patrick Rodgers, is barred from being an associated person of a registered public accounting firm, as that term is defined in Section 2(a)(9)of the Act and PCAOB Rule 1001(p)(i); and (c) pursuant to Section 105(c)(4)(A) of the Act and PCAOB Rule 5300(a)(1), the registration of Patrick Rodgers is revoked.

We provided Patrick Rodgers with a copy of the disclosures it is making in this Current Report on this Form 8-K and requested from Patrick Rodgers a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Patrick Rodgers letter dated March 17, 2014 is attached as Exhibit 16.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this Form 8-K/A.

16.1	Letter from Patrick Rodgers dated March 17, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUISSANT INDUSTRIES, INC.

Date: March 17, 2014	By:	/s/ Mark Holbrook
Mark Holbrook
President and Chief Executive Officer

Date: March 17, 2014	By:	/s/ Cora Holbrook
Cora Holbrook
Chief Financial Officer

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